ACQUISITIONS AND DIVESTITURES	6 Months Ended
Jun. 30, 2023
Business Combination and Asset Acquisition [Abstract]
ACQUISITIONS AND DIVESTITURES	ACQUISITIONS AND DIVESTITURES
Vegetables Transaction
On January 30, 2023, Dole entered into the Agreement with Fresh Express, pursuant to which Fresh Express has agreed to acquire the Fresh Vegetables division for approximately $293.0 million in cash, subject to certain adjustments set forth in the Agreement. As of June 30, 2023, the Company anticipates a closing date for the sale by the end of fiscal year 2023, subject to regulatory approvals and the satisfaction or waiver of customary closing conditions, and expects to recognize a gain upon disposal.
The Fresh Vegetables division comprises substantially all of the assets and all of the liabilities of the former Fresh Vegetables reportable segment. Certain assets of the Fresh Vegetables reportable segment that are excluded from the transaction are not material, individually or in the aggregate, and the majority of these assets have been moved to other assets held for sale in the condensed consolidated balance sheets, as an active program is underway to sell them to another third party. Refer to Note 11 “Assets Held for Sale and Actively Marketed Property” for further detail.
The Company determined that the Fresh Vegetables division met the criteria to be classified as held for sale and that the Vegetables Transaction represents a strategic shift that will have a material effect on the Company’s operations and results. As such, the results of the Fresh Vegetables division have been classified as discontinued operations in the condensed consolidated statements of operations for the periods presented, and its related assets and liabilities have been classified as held for sale in the condensed consolidated balance sheets as of March 31, 2023 and onwards. As a result, depreciation and amortization on long-lived assets have ceased as of March 31, 2023.
Upon the closing of the transaction, Dole does not anticipate having significant continuing involvement with the Fresh Vegetables division and any such involvement will be limited to certain transition service arrangements that are not expected to be material to Dole’s continuing operations.
The following tables present the results of the Fresh Vegetables division as reported in loss from discontinued operations, net of income taxes, in the condensed consolidated statements of operations, the carrying value of assets and liabilities as presented within assets and liabilities held for sale in the condensed consolidated balance sheets and the discontinued operations cash flows used in operating and investing activities in the condensed consolidated statements of cash flows.

	Three Months Ended		Six Months Ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022

	(U.S. Dollars in thousands)
Revenues, net	$301,572	$309,226	$596,454	$583,977
Cost of sales	(294,212)	(304,828)	(582,939)	(597,335)
Gross profit (loss)	7,360	4,398	13,515	(13,358)
Selling, marketing, general and administrative expenses	(13,627)	(13,193)	(27,804)	(27,808)
Transaction and other related costs	(5,319)	—	(6,819)	—
Operating (loss) from discontinued operations	(11,586)	(8,795)	(21,108)	(41,166)
Other income, net	353	503	406	556
Net interest expense[1]	(2,967)	(2,109)	(3,206)	(2,083)
Loss from discontinued operations before income taxes	(14,200)	(10,401)	(23,908)	(42,693)
Income tax benefit (expense)	2,803	(703)	(2,069)	6,235
Less: (Income) loss from discontinued operations attributable to noncontrolling interests	(41)	(91)	33	33
Loss from discontinued operations, net of income taxes	$(11,438)	$(11,195)	$(25,944)	$(36,425)
[1] Net interest expense presented within discontinued operations is net of interest income and includes the allocated interest expense related to the portion of Term Loan A and Term Loan B required to be repaid upon the closing of the Vegetables Transaction. See Note 12 “Debt” for further detail.

	June 30, 2023	December 31, 2022

ASSETS	(U.S. Dollars in thousands)
Current receivables, net[1]	$8,953	$13,474
Inventories, net	31,255	42,728
Prepaid expenses and other current assets	6,487	6,050
Property, plant and equipment, net	227,229	227,183
Operating lease right-of-use assets	98,932	99,139
Other noncurrent assets	17,841	17,506
Total Fresh Vegetables assets held for sale	390,697	406,080
Fresh Vegetables current assets held for sale	390,697	62,252
Fresh Vegetables non-current assets held for sale	—	343,828
Total Fresh Vegetables assets held for sale	$390,697	$406,080
LIABILITIES
Accounts payable	$71,798	$88,995
Accrued and other current liabilities	94,544	85,664
Operating lease liabilities	89,212	98,145
Deferred income tax liabilities	28,857	24,973
Other long-term liabilities	17,718	17,858
Total Fresh Vegetables liabilities held for sale	302,129	315,635
Fresh Vegetables current liabilities held for sale	302,129	199,255
Fresh Vegetables non-current liabilities held for sale	—	116,380
Total Fresh Vegetables liabilities held for sale	$302,129	$315,635
[1]Fresh Vegetables currently sells its trade receivables under the facility with recourse provisions described in Note 8 “Receivables and Allowances for Credit Losses.” Upon the closing of the Vegetable Transaction, Fresh Vegetables’ position under the facility will be settled.

	Six Months Ended
	June 30, 2023	June 30, 2022

	(U.S. Dollars in thousands)
Net cash (used) in operating activities - discontinued operations	$(2,898)	$(37,289)
Net cash (used) in investing activities - discontinued operations	(5,410)	(5,307)
Cash (used in) discontinued operations, net	$(8,308)	$(42,596)
Other Acquisitions and Divestitures
The Company normally engages in acquisitions to grow its business and product offerings. The majority of acquisitions represent an increase of an existing ownership percentage to obtain control of entities previously accounted for under the equity method.
Other acquisitions and divestitures in the three and six months ended June 30, 2023 and June 30, 2022 were not material. No goodwill was acquired in the three months ended June 30, 2023, and in the three months ended June 30, 2022, total goodwill acquired was $0.5 million and was assigned to the Diversified Fresh Produce – EMEA reportable segment. In the six months ended June 30, 2023 and June 30, 2022, total goodwill acquired was $3.3 million and $1.2 million, respectively, and was assigned to the Diversified Fresh Produce – EMEA reportable segment. There were no gains or losses recorded for acquisition activity in either period. As of June 30, 2023, all other changes in goodwill and intangible assets from December 31, 2022 are attributable to foreign currency translation and periodic amortization.